UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2020

RPT Realty
(Exact name of registrant as specified in its Charter)

Maryland	1-10093	13-6908486
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

19 W 44th Street,	Suite 1002
New York,	New York	10036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 221-1261

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Shares of Beneficial Interest, ($0.01 Par Value Per Share)	RPT	New York Stock Exchange
7.25% Series D Cumulative Convertible Perpetual Preferred Shares of Beneficial Interest ($0.01 Par Value Per Share)	RPT.PRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 8.01. Other Events.

As a result of the COVID-19 pandemic and its related impact on business operations and liquidity, members of the senior leadership team of RPT Realty (the “Trust”) have agreed to reduce their previously approved 2020 annual base salaries, effective for all pay periods beginning on or after May 8, 2020 and ending on December 27, 2020 (the “Salary Reduction Period”). During the Salary Reduction Period, (i) Brian L. Harper, the Trust’s President and Chief Executive Officer, has agreed to a 20% reduction in 2020 annual base salary and (ii) Michael P. Fitzmaurice, the Trust’s Executive Vice President and Chief Financial Officer; Timothy Collier, the Trust’s Executive Vice President-Leasing; Raymond J. Merk, the Trust’s Senior Vice President and Chief Accounting Officer; and Heather R. Ohlberg, the Trust’s Executive Vice President, General Counsel and Secretary, have each agreed to a 10% reduction in their respective 2020 annual base salaries. Each of the base salary reductions were unanimously approved by the Compensation Committee of the Board of Trustees (the “Board”) of the Trust (the “Compensation Committee”) on May 8, 2020.

In addition, on May 8, 2020, the Compensation Committee also approved a salary exchange program pursuant to which the Trust’s senior leadership team may voluntarily further reduce 2020 annual base salary during the Salary Reduction Period in exchange for restricted common shares of beneficial interest of the Trust (the “Salary Exchange Program”). Pursuant to the Salary Exchange Program, (i) Mr. Harper elected to exchange an additional 20% of his 2020 annual base salary during the Salary Reduction Period, and (ii) Messrs. Fitzmaurice and Collier and Ms. Ohlberg each elected to exchange an additional 10% of their respective 2020 annual base salaries during the Salary Reduction Period. The shares issued under the Salary Exchange Program will be granted on May 19, 2020 and will vest on January 2, 2021, subject to continued employment through such date. The number of shares each participant will receive will be determined by dividing the dollar amount each individual elected to exchange under the Salary Exchange Program by the average closing share price on the New York Stock Exchange of one of the Trust’s common shares for the five trading days beginning on May 13, 2020 and ending on May 19, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RPT REALTY

Date:	May 11, 2020	By: /s/ MICHAEL P. FITZMAURICE
Michael P. Fitzmaurice
Executive Vice President and Chief Financial Officer